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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): July 30, 2002

American Classic Voyages Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-9264	31-0303330

(Commission File Number)	(IRS Employer Identification Number)
Two North Riverside Plaza, Suite 600 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)

(312) 466-3171
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

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Item 5. Other Events.

     As previously reported, on October 19, 2001, American Classic Voyages Co. (the “Company”) filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code (“Chapter 11”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On October 22, 2001, all of the Company’s subsidiaries other than Oceanic Ship Co., Project America, Inc., Project America Ship I, Inc. and Project America Ship II, Inc. (the “Non-Filing Subsidiaries”) filed a voluntary petition for bankruptcy protection under Chapter 11 in the Bankruptcy Court. On October 22, 2001, the Non-Filing Subsidiaries ceased all operations and the secured creditor, Holland America Line, took possession of the ms Patriot (the primary asset of Oceanic Ship Co.) in connection with the uncontested foreclosure of its maritime lien on the vessel. All subsidiaries of the Company other than the Non-Filing Subsidiaries are hereinafter referred to as the “Filing Subsidiaries.”

     Pursuant to the requirements of the previously disclosed filings under Chapter 11, on July 31, 2002, each of the Company and the Filing Subsidiaries filed a monthly operating report for the month ended June 30, 2002 (a “June 2002 Monthly Operating Report,” and collectively, the “Reports”) with the U.S. Trustee Office.

     On July 30, 2002, the Debtors filed a Joint Plan of Liquidation of American Classic Voyages Co., et al (the "Plan"). The Plan, attached as Exhibit 2 hereto, seeks to resolve and satisfy all claims against and interests in TDQS Co., f/k/a the Delta Queen Steamboat Co., and certain other Debtors. In addition, the Plan seeks to convert the Chapter 11 Cases of the Company and certain other Debtors (the "Converting Debtors") to chapter 7 liquidations because the Converting Debtors have little or no assets in which the Debtors have any equity. Accordingly, with respect to the Converting Debtors, the Plan shall Constitute a motion to convert their Chapter 11 Cases to chapter 7 Liquidations. The associated Disclosure Statement is expected to be filed by the Debtors with the Court on or about August 6, 2002.

     The financial data included in the Reports is not audited. The Reports are in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company’s securities, the Reports are complete or presented on a basis consistent with the Company’s previous periodic filings. The Reports also contain information for periods different from those required in the Company’s reports pursuant to the Securities Exchange Act of 1934, as amended (“the Exchange Act”). This information might not be indicative of the Company’s financial condition or operating results for the period that would be reflected in the Company’s financial statements or in its reports pursuant to the Exchange Act. Results set forth in any of the Reports should not be viewed as indicative of future results.

     Copies of the Reports filed by each of the Company and the Filing Subsidiaries on July 31, 2002, are attached as Exhibits 99.1 through Exhibit 99.20 hereto.(1)

Item 7. Exhibits.

Exhibit Number	Exhibit

2	American Classic Voyages Co. Joint Plan of Liquidation filed July 30, 2002
99.1	American Classic Voyages Co. June 2002 Monthly Operating Report, filed July 31, 2002
99.2	Great Ocean Cruise Line, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.3	Great AQ Steamboat, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.4	Cape May Light, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.5	Cape Cod Light, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.6	Great River Cruise Line, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.7	Delta Queen Coastal Voyages, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.8	DQSC Property Co. June 2002 Monthly Operating Report, filed July 31, 2002
99.9	Cruise America Travel, Incorporated June 2002 Monthly Operating Report, filed July 31, 2002

(1)  The Reports are included herein in their entirety except for Attachment 3 - Bank and Investment Account Statements (“Attachment 3”), which has been omitted. A summary of the activity presented on the respective Attachments 3 is included on the respective Attachments 2 — Schedule of Receipts and Disbursements for each of the Company and the Filing Subsidiaries.

99.10	AMCV Cruise Operations, Inc. June 2002 Monthly Operating Report, filed July 31, 2002
99.11	CAT II, Inc. June 2002 Monthly Operating Report, filed July 31, 2002
99.12	Great Independence Ship Co. June 2002 Monthly Operating Report, filed July 31, 2002
99.13	The Delta Queen Steamboat Co. June 2002 Monthly Operating Report, filed July 31, 2002
99.14	Great Hawaiian Properties Corporation June 2002 Monthly Operating Report, filed July 31, 2002
99.15	Ocean Development Co. June 2002 Monthly Operating Report, filed July 31, 2002
99.16	AMCV Holdings, Inc. June 2002 Monthly Operating Report, filed July 31, 2002
99.17	DQSB II, Inc. June 2002 Monthly Operating Report, filed July 31, 2002
99.18	Great Hawaiian Cruise Line, Inc. June 2002 Monthly Operating Report, filed July 31, 2002
99.19	American Hawaii Properties Corporation June 2002 Monthly Operating Report, filed July 31, 2002
99.20	Great Pacific NW Cruise Line, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN CLASSIC VOYAGES CO.

Date: August 6, 2002	By: /s/ JORDAN B. ALLEN

Jordan B. Allen, Executive Vice President and General Counsel

Exhibit Index

Exhibit Number	Exhibit

2	American Classic Voyages Co. Joint Plan of Liquidation filed July 30, 2002
99.1	American Classic Voyages Co. June 2002 Monthly Operating Report, filed July 31, 2002
99.2	Great Ocean Cruise Line, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.3	Great AQ Steamboat, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.4	Cape May Light, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.5	Cape Cod Light, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.6	Great River Cruise Line, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.7	Delta Queen Coastal Voyages, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002
99.8	DQSC Property Co. June 2002 Monthly Operating Report, filed July 31, 2002
99.9	Cruise America Travel, Incorporated June 2002 Monthly Operating Report, filed July 31, 2002
99.10	AMCV Cruise Operations, Inc. June 2002 Monthly Operating Report, filed July 31, 2002
99.11	CAT II, Inc. June 2002 Monthly Operating Report, filed July 31, 2002
99.12	Great Independence Ship Co. June 2002 Monthly Operating Report, filed July 31, 2002

99.13	The Delta Queen Steamboat Co. June 2002 Monthly Operating Report, filed July 31, 2002
99.14	Great Hawaiian Properties Corporation June 2002 Monthly Operating Report, filed July 31, 2002
99.15	Ocean Development Co. June 2002 Monthly Operating Report, filed July 31, 2002
99.16	AMCV Holdings, Inc. June 2002 Monthly Operating Report, filed July 31, 2002
99.17	DQSB II, Inc. June 2002 Monthly Operating Report, filed July 31, 2002
99.18	Great Hawaiian Cruise Line, Inc. June 2002 Monthly Operating Report, filed July 31, 2002
99.19	American Hawaii Properties Corporation June 2002 Monthly Operating Report, filed July 31, 2002
99.20	Great Pacific NW Cruise Line, L.L.C. June 2002 Monthly Operating Report, filed July 31, 2002